Exhibit 99.1

FIRST AMENDMENT TO SECOND AMENDED AND RESTATED FACILITY AGREEMENT

Dated as of December 18, 2019

Amending that certain

SECOND AMENDED AND RESTATED SYNDICATED FACILITY AGREEMENT

dated as of August 7, 2018
among

INTERFACE, INC.
and
CERTAIN SUBSIDIARIES OF THE COMPANY,
as Borrowers,

CERTAIN SUBSIDIARIES OF THE COMPANY,
as the Guarantors,

BANK OF AMERICA, N.A.,
as Administrative Agent, Domestic Swing Line Lender and L/C Issuer,

BANK OF AMERICA, N.A., AUSTRALIAN BRANCH,
as Australian Swing Line Lender

BANK OF AMERICA MERRILL LYNCH INTERNATIONAL LIMITED,
as European Swing Line Lender

and

THE OTHER LENDERS PARTY HERETO

JPMORGAN CHASE BANK, N.A.,
PNC BANK, NATIONAL ASSOCIATION
and
REGIONS BANK,
as Co-Syndication Agents,

and

MUFG UNION BANK, N.A.,
TRUIST BANK, (formerly known as Branch Banking and Trust Company, and as successor by merger to SunTrust Bank)
and
TD BANK, N.A.,
as Co-Documentation Agents

Arranged By:
BOFA SECURITIES, INC.,
JPMORGAN CHASE BANK, N.A.,
PNC CAPITAL MARKETS, LLC
and
REGIONS CAPITAL MARKETS, a division of Regions Bank,
as Joint Lead Arrangers and Joint Bookrunners

FIRST AMENDMENT TO SECOND AMENDED AND RESTATED SYNDICATED FACILITY AGREEMENT

THIS FIRST AMENDMENT TO SECOND AMENDED AND RESTATED SYNDICATED FACILITY AGREEMENT (this “Amendment”), dated as of December 18, 2019 (the “First Amendment Effective Date”) is entered into by and among INTERFACE, INC., a Georgia corporation (the “Company”), certain Subsidiaries of the Company party hereto as Designated Borrowers (together with the Company, the “Borrowers” and each a “Borrower”), the Guarantors party hereto, the Lenders party hereto, BANK OF AMERICA, N.A., in its capacities as Administrative Agent, Domestic Swing Line Lender and L/C Issuer.

RECITALS

WHEREAS, the Borrowers, the Guarantors party thereto, the Lenders party thereto and Bank of America, N.A., as Administrative Agent, Domestic Swing Line Lender and L/C Issuer, entered into that certain Second Amended and Restated Syndicated Credit Facility Agreement dated as of August 7, 2018 (as amended, modified, supplemented or extended from time to time, the “Facility Agreement”);

WHEREAS, the Loan Parties have informed the Administrative Agent that Interface Netherlands intends to contribute all of the outstanding Equity Interests in the Target to a newly-formed or acquired German company (“German Newco Sub”), which will be a Wholly Owned Subsidiary of Interface Netherlands, and following such contribution to merge Target into German Newco Sub, with German Newco Sub being the survivor thereof (the “Specified Nora Reorganization”);
WHEREAS, the Loan Parties have further informed the Administrative Agent that in connection with the Specified Equity Conversion (defined below) (a) the Luxembourg Borrower intends to contribute up to Euro 145 million in intercompany loans held by it (and owing by the Target) to Interface Europe Investments B.V., a private company with limited liability incorporated under the laws of the Netherlands (“Interface Netherlands Investment”) and an indirect Subsidiary of the Luxembourg Borrower (the “Specified Intercompany Loan Contribution”; together with the Specified Nora Reorganization, referred to herein collectively as the “Specified Reorganizations”), with such contribution to occur prior to January 1, 2021, and (b) prior to the consummation of such Specified Intercompany Loan Contribution, the Company intends to have Interface Netherlands Investment become a Designated Borrower pursuant to Section 2.16 of the Facility Agreement;
WHEREAS, the Loan Parties have requested certain amendments to the Facility Agreement to permit the Specified Reorganizations and the Lenders, by act of the Required Lenders, have agreed to such amendments, subject to the terms hereof;
WHEREAS, IOH, the Luxembourg Borrower and Bank of America, N.A., in its capacity as Administrative Agent for Lenders and the other holders of the Obligations, entered into that certain CPECs and Share Pledge Agreement dated as of January 26, 2015 (as amended, modified, supplemented or extended from time to time, the “Luxembourg Pledge Agreement”);

WHEREAS, the Luxembourg Borrower intends to convert the entirety of the issued CPECs (as such term is defined in the Luxembourg Pledge Agreement) into common Equity Interests with up to thirty-five percent (35%) of the CPECs being allocated as share premium (paid-in capital) (the “Converted Equity Interests”) in the Luxembourg Borrower on or prior to January 31, 2020 (the “Specified Equity Conversion”); and
WHEREAS, the Loan Parties have requested certain amendments to the Luxembourg Pledge Agreement to remove references to CPECs and to further clarify that the pledge by IOH in favor of the Secured Parties (as such term is defined in the Luxembourg Pledge Agreement) of sixty-five percent (65%) of the outstanding common shares of the Luxembourg Borrower pursuant to the Luxco Pledge Agreement shall continue to apply after giving effect to the Specified Equity Conversion and the resulting increase in outstanding common shares.
NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.    Introductory Paragraph and Recitals. The above introductory paragraph and recitals of this Amendment are incorporated herein by reference as if fully set forth herein.

2.    Definitions. Capitalized terms used herein (including in the recitals hereof) and not otherwise defined herein shall have the meanings provided in the Facility Agreement (as amended by this Amendment).

3.    Amendments to Facility Agreement.

(a)     Section 1.01 of the Facility Agreement is hereby amended by adding the following defined terms in the appropriate alphabetical order:

“Adjustment” has the meaning specified in Section 3.07.

“BHC Act Affiliate” of a party means an “affiliate” (as such term is defined under, and interpreted in accordance with, 12 U.S.C. 1841(k)) of such party.

“Covered Entity” means any of the following: (a) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b); (b) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or (c) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b).

“Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable.

“Enterprises Luxco” has the meaning specified in the definition of “RPS Buyback”.

“First Amendment Effective Date” means December 18, 2019.

“German Newco Sub” has the meaning specified in the definition of “Specified Nora Reorganization”.

“Interface Netherlands Investment” has the meaning specified in the definition of “Specified Intercompany Loan Contribution”.

“LIBOR Successor Rate” has the meaning specified in Section 3.07.

“Luxembourg Pledge Agreement” means that certain CPECs and Share Pledge Agreement dated as of January 26, 2015, by and among IOH, the Luxembourg Borrower and the Administrative Agent.

“QFC” has the meaning assigned to the term “qualified financial contract” in, and shall be interpreted in accordance with, 12 U.S.C. 5390(c)(8)(D).

“Relevant Governmental Body” means the Federal Reserve Board and/or the Federal Reserve Bank of New York, or a committee officially endorsed or convened by the Federal Reserve Board and/or the Federal Reserve Bank of New York for the purpose of recommending a benchmark rate to replace LIBOR in loan agreements similar to this Agreement.
“Scheduled Unavailability Date” has the meaning specified in Section 3.07.

“SOFR” with respect to any day means the secured overnight financing rate published for such day by the Federal Reserve Bank of New York, as the administrator of the benchmark (or a successor administrator) on the Federal Reserve Bank of New York’s website (or any successor source) and, in each case, that has been selected or recommended by the Relevant Governmental Body.

“SOFR-Based Rate” means SOFR or Term SOFR.
“Specified Equity Conversion” means the conversion by the Luxembourg Borrower of the entirety of the issued CPECs (as such term is defined in the Luxembourg Pledge Agreement) into common Equity Interests with up to thirty-five percent (35%) of the CPECs being allocated as share premium (paid-in capital) in the Luxembourg Borrower on or prior to January 31, 2020.
“Specified Intercompany Loan Contribution” means the contribution by the Luxembourg Borrower of up to Euro 145 million in intercompany loans held by it (and owing by the Target (or by German Newco Sub as successor by merger following the Specified Nora Reorganization) to Interface Europe Investments B.V., a private company with limited liability incorporated under the laws of the Netherlands (“Interface Netherlands Investment”) and an indirect Subsidiary of the Luxembourg Borrower, to occur prior to January 1, 2021.
“Specified Nora Reorganization” means, collectively, (a) the contribution by Interface Netherlands of all of the outstanding Equity Interests in the Target to a newly-formed or acquired German company (“German Newco Sub”), which will be a Wholly Owned Subsidiary of Interface Netherlands and (b) the subsequent merger of the Target into German Newco Sub, with German Newco Sub being the survivor thereof.
“Specified Reorganizations” means, collectively, the Specified Intercompany Loan Contribution and the Specified Nora Reorganization.
“Term SOFR” means the forward-looking term rate for any period that is approximately (as determined by the Administrative Agent) as long as any of the Interest Period options set forth in the definition of “Interest Period” and that is based on SOFR and that has been selected or recommended by the Relevant Governmental Body, in each case as published on an information service as selected by the Administrative Agent from time to time in its reasonable discretion.
(b)    The definition of Arranger in Section 1.01 of the Facility Agreement is hereby amended by replacing the reference to “MLPFS” with a reference to “BofA Securities, Inc.”.

(c)    The definition of “LIBOR Successor Rate Conforming Changes” in Section 1.01 of the Facility Agreement is hereby amended and restated to read as follows:

“LIBOR Successor Rate Conforming Changes” means, with respect to any proposed LIBOR Successor Rate, any conforming changes to the definition of Base Rate, Interest Period, timing and frequency of determining rates and making payments of interest and other technical, administrative or operational matters as may be appropriate, in the discretion of the Administrative Agent, to reflect the adoption and implementation of such LIBOR Successor Rate and to permit the administration thereof by the Administrative Agent in a manner substantially consistent with market practice (or, if the Administrative Agent determines that adoption of any portion of such market practice is not administratively feasible or that no market practice for the administration of such LIBOR Successor Rate exists, in such other manner of administration as the Administrative Agent determines is reasonably necessary in connection with the administration of this Agreement).

(d)    The definition of “MLPFS” in Section 1.01 of the Facility Agreement is hereby deleted in its entirety.

(e)    Section 1.02 of the Facility Agreement is hereby amended by adding a new clause (f) at the end of such section to read as follows:

(f)    Any reference herein to a merger, consolidation, amalgamation, assignment, sale, disposition or transfer, or similar term, shall be deemed to apply to a division of or by a limited liability company, or an allocation of assets to a series of a limited liability company (or the unwinding of such a division or allocation), as if it were a merger, consolidation, amalgamation, assignment, sale, disposition or transfer, or similar term, as applicable, to, of or with a separate Person. Any division of a limited liability company shall constitute a separate Person hereunder (and each division of any limited liability company that is a Subsidiary, joint venture or any other like term shall also constitute such a Person).

(f)    Section 1.07 of the Facility Agreement is hereby amended by adding a new clause (c) at the end of such Section to read as follows:

(c)    The Administrative Agent does not warrant, nor accept responsibility, nor shall the Administrative Agent have any liability with respect to the administration, submission or any other matter related to the rates in the definition of “Eurocurrency Rate” or with respect to any rate that is an alternative or replacement for or successor to any of such rate (including, without limitation, any LIBOR Successor Rate) or the effect of any of the foregoing, or of any LIBOR Successor Rate Conforming Changes.

(g)    Section 3.07 of the Facility Agreement is hereby amended and restated to read as follows:

3.07    Successor LIBOR.

Notwithstanding anything to the contrary in this Agreement or any other Loan Documents (including Section 11.01 hereof), if the Administrative Agent determines (which determination shall be conclusive absent manifest error), or the Company or Required Lenders notify the Administrative Agent (with, in the case of the Required Lenders, a copy to Company) that the Company or Required Lenders (as applicable) have determined, that:
(i)    adequate and reasonable means do not exist for ascertaining LIBOR for any requested Interest Period because the LIBOR Screen Rate is not available or published on a current basis and such circumstances are unlikely to be temporary; or
(ii)    the administrator of the LIBOR Screen Rate or a Governmental Authority having jurisdiction over the Administrative Agent has made a public statement identifying a specific date after which LIBOR or the LIBOR Screen Rate shall no longer be made available, or used for determining the interest rate of loans in the applicable currency; provided that, at the time of such statement, there is no successor administrator that is satisfactory to the Administrative Agent, that will continue to provide LIBOR after such specific date (such specific date, the “Scheduled Unavailability Date”); or
(iii)    syndicated loans currently being executed, or that include language similar to that contained in this Section, are being executed or amended (as applicable) to incorporate or adopt a new benchmark interest rate to replace LIBOR,
(i)then, reasonably promptly after such determination by the Administrative Agent or receipt by the Administrative Agent of such notice, as applicable, the Administrative Agent and the Company may amend this Agreement to replace LIBOR with (x) with respect to Loans denominated in Dollars, one or more SOFR-Based Rates or (y) another alternate benchmark rate, giving due consideration to any evolving or then existing convention for similar Dollar denominated syndicated credit facilities for such alternative benchmarks and, in each case, including any mathematical or other adjustments to such benchmark giving due consideration to any evolving or then existing convention for similar Dollar denominated syndicated credit facilities for such benchmarks which adjustment or method for calculating such adjustment shall be published on an information service as selected by the Administrative Agent from time to time in its reasonable discretion and may be periodically updated (the “Adjustment;” and any such proposed rate, a “LIBOR Successor Rate”), together with any proposed LIBOR Successor Rate Conforming Changes and any such amendment shall become effective at 5:00 p.m. (New York time) on the fifth Business Day after the Administrative Agent shall have posted such proposed amendment in the form approved by the Administrative Agent and the Company to all Lenders unless, prior to such time, Lenders comprising the Required Lenders have delivered to the Administrative Agent written notice that such Required Lenders (A) in the case of an amendment to replace LIBOR with a rate described in clause (x), object to the Adjustment; or (B) in the case of an amendment to replace LIBOR with a rate described in clause (y), object to such amendment; provided that for the avoidance of doubt, in the case of clause (A), the Required Lenders shall not be entitled to object to any SOFR-Based Rate contained in any such amendment. Such LIBOR Successor Rate shall be applied in a manner consistent with market practice; provided that to the extent such market practice is not administratively feasible for the Administrative Agent, such LIBOR Successor Rate shall be applied in a manner as otherwise reasonably determined by the Administrative Agent.
(ii)If no LIBOR Successor Rate has been determined and the circumstances under clause (i) above exist or the Scheduled Unavailability Date has occurred (as applicable), the Administrative Agent will promptly so notify the Company and each Lender. Thereafter, (x) the obligation of the Lenders to make or maintain Eurocurrency Rate Loans shall be suspended, (to the extent of the affected Eurocurrency Rate Loans or Interest Periods), and (y) the Eurocurrency Rate component shall no longer be utilized in determining the Base Rate. Upon receipt of such notice, the Company may revoke any pending request for a Borrowing of, conversion to or continuation of Eurocurrency Rate Loans (to the extent of the affected Eurocurrency Rate Loans or Interest Periods) or, failing that, will be deemed to have converted such request into a request for a Borrowing of Base Rate Loans (subject to the foregoing clause (y)) in the amount specified therein.
(iii)Notwithstanding anything else herein, any definition of LIBOR Successor Rate shall provide that in no event shall such LIBOR Successor Rate be less than zero for purposes of this Agreement.
In connection with the implementation of a LIBOR Successor Rate, the Administrative Agent will have the right to make LIBOR Successor Rate Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Loan Document, any amendments implementing such LIBOR Successor Rate Conforming Changes will become effective without any further action or consent of any other party to this Agreement.

(h)    Section 6.12 of the Facility Agreement is hereby amended by amending and restating clause (e) thereof to read as follows:

(e)    As of the First Amendment Effective Date, no Loan Party is or will be using “plan assets” (within the meaning of Section 3(42) of ERISA or otherwise) of one or more Benefit Plans with respect to such Loan Party’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments or this Agreement.

(i)    Section 8.02 of the Facility Agreement is hereby amended by (i) deleting the word “and” at the end of clause (q) of such section, (ii) amending clause (r) of such Section to be clause (s), (iii) replacing the reference in the new clause (s) to “Section 8.02(r)” with a reference to “Section 8.02(s)” and (iv) inserting a new clause (r) after clause (q) to read as follows:

(r)    to the extent constituting an Investment, any of the Specified Reorganizations permitted under Section 8.05; and

(j)    Section 8.05 of the Facility Agreement is hereby amended by replacing the period at the end of such Section with a semicolon and adding the following language to the end of such Section:

provided, that, notwithstanding anything to the contrary in this Section 8.05, (A) the Specified Nora Reorganization may be consummated at any time on or after the First Amendment Effective Date, as long as, in connection therewith the Target is merged with German Newco Sub, with German Newco Sub as the surviving Person and a Wholly Owned Subsidiary of Interface Netherlands, by no later than July 31, 2020, and (B) the Specified Intercompany Loan Contribution may be consummated at any time on or after the First Amendment Effective Date and prior to January 1, 2021, as long as (i) no Default or Event of Default then exists, and (ii) Enterprises Luxco executes and delivers to the Administrative Agent for the benefit of itself and the Lenders (1) a pledge agreement, in form and substance reasonably satisfactory to the Administrative Agent, whereby Enterprises Luxco pledges, as security for the Obligations, 100% of the outstanding shares in Interface Netherlands Investment owned by it, and (2) a customary opinion of counsel from Luxembourg counsel to Enterprises Luxco regarding due authorization, execution and enforceability of such pledge agreement and that such pledge agreement does not violate applicable Luxembourg laws, and a customary opinion of counsel from Dutch counsel to Interface Netherlands Investment that such pledge of shares does not violate applicable Dutch laws, each such opinion being in form and substance reasonably satisfactory to the Administrative Agent.

(k)    Section 8.06 of the Facility Agreement is hereby amended by (i) amending clauses (e) and (f) to become clauses (f) and (g) and (ii) adding a new clause (e) to read as follows:

(e)    Investments by IOH in the Luxembourg Borrower in the form of common Equity Interests received by IOH and allocated share premium (paid in capital) resulting from the Specified Equity Conversion;

(l)    Section 10.13 of the Facility Agreement is hereby amended by (i) deleting clause (c) thereof and (ii) amending and restating clause (b) thereof to read as follows:

(b)    In addition, unless either (i) subclause (i) in the immediately preceding clause (a) is true with respect to a Lender or (ii) a Lender has provided another representation, warranty and covenant in accordance with sub-clause (iv) in the immediately preceding clause (a), such Lender further (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Administrative Agent and not, for the avoidance of doubt, to or for the benefit of the Company or any other Loan Party, that the Administrative Agent is not a fiduciary with respect to the assets of such Lender involved in such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement (including in connection with the reservation or exercise of any rights by the Administrative Agent under this Agreement, any Loan Document or any documents related hereto or thereto).

(m)    Section 11.07 of the Facility Agreement is hereby amended by adding the following text to the end thereof to read as follows:

In addition, the Administrative Agent and the Lenders may disclose the existence of this Agreement and information about this Agreement to market data collectors, similar service providers to the lending industry and service providers to the Administrative Agents and the Lenders in connection with the administration of this Agreement, the other Loan Documents and the Commitments.

(n)    Section 11.21 of the Facility Agreement is hereby amended by replacing each reference to “MLPFS” with a reference to “BofA Securities, Inc.”

(o)    Article XI of the Facility Agreement is hereby amended by adding the following as a new Section 11.22 to read as follows:

11.24    Acknowledgement Regarding Any Supported QFCs.

To the extent that the Loan Documents provide support, through a guarantee or otherwise, for any Swap Contract or any other agreement or instrument that is a QFC (such support, “QFC Credit Support”, and each such QFC, a “Supported QFC”), the parties acknowledge and agree as follows with respect to the resolution power of the Federal Deposit Insurance Corporation under the Federal Deposit Insurance Act and Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act (together with the regulations promulgated thereunder, the “U.S. Special Resolution Regimes”) in respect of such Supported QFC and QFC Credit Support (with the provisions below applicable notwithstanding that the Loan Documents and any Supported QFC may in fact be stated to be governed by the laws of the State of New York and/or of the United States or any other state of the United States): in the event a Covered Entity that is party to a Supported QFC (each, a “Covered Party”) becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer of such Supported QFC and the benefit of such QFC Credit Support (and any interest and obligation in or under such Supported QFC and such QFC Credit Support, and any rights in property securing such Supported QFC or such QFC Credit Support) from such Covered Party will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if the Supported QFC and such QFC Credit Support (and any such interest, obligation and rights in property) were governed by the laws of the United States or a state of the United States. In the event a Covered Party or a BHC Act Affiliate of a Covered Party becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under the Loan Documents that might otherwise apply to such Supported QFC or any QFC Credit Support that may be exercised against such Covered Party are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if the Supported QFC and the Loan Documents were governed by the laws of the United States or a state of the United States. Without limitation of the foregoing, it is understood and agreed that rights and remedies of the parties with respect to a Defaulting Lender shall in no event affect the rights of any Covered Party with respect to a Supported QFC or any QFC Credit Support.

4.    Acknowledgment of Administrative Agent’s Authority to Enter into Amendment to Luxembourg Pledge Agreement. The Lenders, by act of the Required Lenders, hereby authorize the Administrative Agent to (a) enter into an amendment to the Luxembourg Pledge Agreement to effect any amendments to the Luxembourg Pledge Agreement resulting from the Specified Equity Conversion, including, without limitation, to reflect the pledge by IOH of sixty-five percent (65%) of its interests in the Converted Equity Interests, and (b) amend any documents related to the pledge of Equity Interests under the Luxembourg Pledge Agreement as the Administrative Agent may determine necessary.

5.    Conditions Precedent. This Amendment shall be effective upon satisfaction of the following conditions precedent:

(a)    receipt by the Administrative Agent of counterparts of this Amendment duly executed by the Company, each Designated Borrower, each Guarantor, the Required Lenders and the Administrative Agent; and
(b)    payment by the Loan Parties of the out-of-pocket costs and expenses of the Administrative Agent, including without limitation, the reasonable and documented fees and expenses of Moore & Van Allen PLLC, in connection with the preparation and negotiation of this Amendment.
6.    Miscellaneous.

(a)    (i) This Amendment shall be deemed to be, and is, a Loan Document; (ii) any amendment to the Luxembourg Pledge Agreement shall be deemed to be a Loan Document; and, (iii) for the avoidance of doubt, the Luxembourg Pledge Agreement is a Collateral Document.

(b)    Effective as of the First Amendment Effective Date, all references to the Facility Agreement in each of the Loan Documents shall hereafter mean the Facility Agreement as amended by this Amendment.

(c)    Each of the Loan Parties hereby (i) acknowledges and consents to all of the terms and conditions of this Amendment, (ii) ratifies and affirms its obligations under the Loan Documents, (iii) agrees that (A) its obligations under each of the Loan Documents to which it is party shall remain in full force and effect according to their terms and (B) this Amendment and all documents executed in connection herewith do not operate to reduce or discharge its obligations under the Facility Agreement or the other Loan Documents and (iv) affirms the Liens created and granted in the Loan Documents in favor of the Administrative Agent for the benefit of the holders of the Obligations and agrees that this Amendment does not adversely affect or impair such Liens and security interests in any manner.

(d)    Each of the Loan Parties hereby represents and warrants to the Administrative Agent and the Lenders that (i) such Loan Party, as applicable, has taken all necessary action to authorize the execution, delivery and performance of this Amendment, (ii) this Amendment has been duly executed and delivered by such Loan Party, as applicable, and constitutes such Loan Party’s legal, valid and binding obligations, enforceable in accordance with its terms, subject to applicable Debtor Relief Laws and general principles of equity, (iii) the representations and warranties of each Loan Party contained in the Facility Agreement or any other Loan Document to which such Loan Party is a party are true and correct in all material respects (other than a representation or warranty qualified by materiality or a Material Adverse Effect, which representation and warranty is true and correct in all respects) on and as of the First Amendment Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects (other than a representation or warranty qualified by materiality or a Material Adverse Effect, which representation and warranty is true and correct in all respects) as of such earlier date and (iv) as of the First Amendment Effective Date, no Default or Event of Default exists or will result from this Amendment and the transactions contemplated hereby.

(e)    This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Amendment or any other Loan Document, or any certificate delivered thereunder, by fax transmission or e-mail transmission (e.g., “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart of this Amendment or such other Loan Document or certificate.

(f)    THIS AMENDMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AMENDMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF GEORGIA.

[Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

COMPANY:	INTERFACE, INC., a Georgia corporation

By:    /s/ Keith E. Wright
Name: Keith E. Wright
Title: Treasurer

DESIGNATED BORROWERS:
INTERFACE EUROPE B.V., a private company with limited liability incorporated under the laws of the Netherlands (besloten vennootschap met beperkte aansprakelijkheid), having its official seat (statutaire zetel) in Scherpenzeel, the Netherlands, and its office at Industrielaan 15, 3925BD Scherpenzeel, the Netherlands, registered with the Dutch Trade Register of the Chamber of Commerce under number 09064240

By:    /s/ Danielle Verschuur
Name: Danielle Verschuur
Title: Director A

INTERFACE EUROPEAN MANUFACTURING B.V., a private company with limited liability incorporated under the laws of the Netherlands (besloten vennootschap met beperkte aansprakelijkheid), having its official seat (statutaire zetel) in Scherpenzeel, the Netherlands, and its office at Industrielaan 15, 3925BD Scherpenzeel, the Netherlands, registered with the Dutch Trade Register of the Chamber of Commerce under number 50970364

By:    /s/ Danielle Verschuur
Name: Danielle Verschuur
Title: Director A

INTERFACE AUST PTY LIMITED, a company organized under the laws of New South Wales, Australia

By:    /s/ Keith E. Wright
Name: Keith E. Wright
Title: Attorney

INTERFACE AUST. HOLDINGS PTY LIMITED, a company organized under the laws of Queensland, Australia

By:    /s/ Keith E. Wright
Name: Keith E. Wright
Title: Attorney

INTERFACE EURASIA HOLDINGS S.À R.L., Société à responsabilité limitée
Registered office: 26, boulevard de Kockelscheuer, L - 1821 Luxembourg

By:    /s/ Keith J. Armstrong
Name: Keith J. Armstrong
Title: Category A Manager

GUARANTORS:            FLOR, INC., a Georgia corporation
INTERFACE AMERICAS, INC., a Georgia corporation
INTERFACEFLOR, LLC, a Georgia limited liability company
INTERFACE OVERSEAS HOLDINGS, INC.,
a Georgia corporation
INTERFACESERVICES, INC., a Georgia corporation
RE: SOURCE AMERICAS ENTERPRISES, INC.,
a Georgia corporation
NORA SYSTEMS, INC., a Delaware corporation

By:    /s/ Keith E. Wright
Name: Keith E. Wright
Title: Treasurer

INTERFACE AMERICAS HOLDINGS, LLC,
a Georgia limited liability company

By:     Interface, Inc., its Manager

By:    /s/ Keith E. Wright
Name: Keith E. Wright
Title: Treasurer

INTERFACE REAL ESTATE HOLDINGS, LLC,
a Georgia limited liability company

By:    Interface, Inc., its Manager

By:    /s/ Keith E. Wright
Name: Keith E. Wright, Treasurer

ADMINISTRATIVE AGENT:            BANK OF AMERICA, N.A., as Administrative Agent

By:	/s/ Maurice E. Washington
Name: Maurice E. Washington
Title: Vice President

LENDERS:	BANK OF AMERICA, N.A., as a Lender, L/C Issuer and Domestic Swing Line Lender

By:	/s/ Ryan Maples
Name: Ryan Maples
Title: Sr. Vice President

BARCLAYS BANK PLC,
as a Lender

By:	/s/ May Huang
Name: May Huang
Title: Assistant Vice President

TRUIST BANK, formerly known as Branch Banking
and Trust Company, as successor by merger to
SunTrust Bank,
as a Lender

By:	/s/ Christopher Hursey
Name: Christopher Hursey
Title: Director

JPMORGAN CHASE BANK, N.A.,
as a Lender

By:	/s/ Blakely Engel
Name: Blakely Engel
Title: Vice President

MUFG UNION BANK, N.A.,
as a Lender

By:	/s/ Deborah White
Name: Deborah White
Title: Director

PNC BANK, NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Dominic Jay
Name: Dominic Jay
Title: Assistant Vice President

REGIONS BANK,
as a Lender

By:	/s/ Adam Muhib
Name: Adam Muhib
Title: Director

SYNOVUS BANK,
as a Lender

By:	/s/ Blake Gober
Name: Blake Gober
Title: Middle Market Banker

TD BANK, N.A.,
as a Lender

By:	/s/ Craig Welch
Name: Craig Welch
Title: Senior Vice President

U.S. BANK NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Sean P. Walters
Name: Sean P. Walters
Title: Vice President

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